Provisions	12 Months Ended
Dec. 31, 2025
Disclosure of provision [Abstract]
Provisions [Text Block]
12)	Provisions

a) Provision for litigation claims

By their nature, contingencies will only be confirmed by the occurrence or non-occurrence of one or more uncertain future events. The assessment of contingencies inherently involves the exercise of significant judgments and estimates of the outcome of future events.

The Company, through its subsidiaries, is party to legal proceedings in the ordinary course of its operations related to legally binding agreements with various third parties under supply contracts and consulting agreements. During the year ended December 31, 2022, the Company received a ruling regarding one such proceeding in Brazil. This relates to a supply agreement for the Maracás Menchen Mine which was filed with the courts in October 2014. The ruling requires the Company to pay due amounts, plus interest and legal fees. At December 31, 2025, the Company recognized a total provision of $3,741 for legal matters (December 31, 2024 - $3,060).

At December 31, 2025, the Company recognized a provision of $453 (December 31, 2024 - $453) for contract penalties expected to be paid within the next 12 months.

b) Provision for environmental compensation

In accordance with the terms of the Company's environmental license for its Maracás Menchen Mine, the Company recognized a provision for future social and environmental compensation. Following the direction of the Secretary of the Environment for the state of Bahia, Brazil, the Company will be required to fund social or environmental projects. At December 31, 2025, the Company recognized a provision of $351, with the full $351 expected to be paid within the next 12 months (December 31, 2024 - $312).

c) Provision for closure and reclamation

The following table presents the reconciliation of the beginning and ending aggregate carrying amount of the provision for closure and reclamation associated with the retirement of the Company's projects:

	Maracás Menchen Mine	Currais Novos Tungsten	Total
Balance at December 31, 2023	$5,712	$571	$6,283
Changes in estimated cash flows and discount rates	(3,891)	(38)	(3,929)
Accretion	284	30	314
Effect of foreign exchange	(967)	(124)	(1,091)
Balance at December 31, 2024	$1,138	$439	$1,577
Changes in estimated cash flows and discount rates	226	(12)	214
Accretion	94	36	130
Effect of foreign exchange	77	34	111
Balance at December 31, 2025	$1,535	$497	$2,032

The Company makes a provision for the future cost of rehabilitating mine sites and related production facilities on a discounted basis on the development of mines or installation of those facilities. The rehabilitation provision represents the present value of estimated future rehabilitation costs relating to mine sites. Assumptions, including a real discount rate of 7.19% (December 31, 2024 - 7.34%), have been made which management believes are a reasonable basis upon which to estimate the future liability.

The provision for closure and reclamation of the Maracás Menchen Mine at December 31, 2025 is based on  total anticipated undiscounted cash outflows of R$82,153 ($14,930) (December 31, 2024 - R$73,711 ($11,904)) and is expected to be incurred between 2056 and 2061 (December 31, 2024 - between 2056 and 2061).

The provision for closure and reclamation of the Currais Novos Tungsten project at December 31, 2025 is based on anticipated undiscounted cash outflows of approximately R$3,714 ($675) (December 31, 2024 - R$3,555 ($574)), with reclamation  expected to be incurred between 2028 and 2032 (December 31, 2024 - between 2027 and 2031).